UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2023

Direct Digital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 402-1051

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DRCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 3, 2023, Direct Digital Holdings, LLC (“DDH LLC”), as borrower, entered into the Fourth Amendment (the “Amendment”) to the Term Loan and Security Agreement, dated December 3, 2021 (the “2021 Credit Facility”) with Direct Digital Holdings, Inc., Colossus Media, LLC, Huddled Masses LLC and Orange142, LLC, as guarantors, and Lafayette Square Loan Servicing, LLC, as administrative agent, and the various lenders thereto. Under the terms of the Amendment, among other changes, DDH LLC entered into a delayed draw term loan under the 2021 Credit Facility in the principal amount of $3,587,274.03 (the “Delayed Draw Term Loan”) to make payments due, among other things, in connection with the consummation of the 2023 warrant tender offer and fees and expenses incurred in connection therewith. After giving effect to the Delayed Draw Term Loan made on the effective date of the Amendment, no additional term loans or Delayed Draw Term Loan will be available under the 2021 Credit Facility. Additionally, the Amendment made certain technical amendments to the negative covenants under the 2021 Credit Facility in order to permit the transactions consummated pursuant to the 2023 warrant tender.

The foregoing description of the Amendment is not complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Amendment to Term Loan and Security Agreement, dated October 3, 2023, by and between Direct Digital, LLC, as borrower, Colossus Media, LLC, Huddled Masses LLC, Orange142, LLC, and Direct Digital Holdings, Inc., as guarantors, and Lafayette Square Loan Servicing, LLC, as administrative agent, and the various lenders thereto.
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2023 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ Diana Diaz
Diana Diaz Interim Chief Financial Officer